Borrowings	6 Months Ended
Jun. 30, 2026
Borrowings [abstract]
Borrowings
Note 7 - Borrowings

	Current		Non-Current
	June 30,	December 31,	June 30,	December 31,
	2026	2025	2026	2025
Term A Loans (Secured)	$50	$53	$890	$909
Term B Loans (Secured)	244	207	1,563	1,707
Secured Notes	—	7	1,436	1,434
Unsecured Notes	—	6	952	951
Total Borrowings	$294	$273	$4,841	$5,001

	Term A Loans (Secured)	Term B Loans (Secured)	Secured Notes	Unsecured Notes	Total
Beginning Balance as of 12/31/2025	962	1,914	1,441	957	5,274
Loan modification and other adjustments	(2)	(28)	(2)	(1)	(33)
Accrued interest	(2)	(7)	(7)	(6)	(22)
Principal repayments	(25)	(100)	—	—	(125)
Amortization of deferred financing fees	7	28	4	2	41
Ending Balance as of 6/30/2026	940	1,807	1,436	952	5,135
In June 2026, Genmab entered into an amendment to the Credit Agreement executed in December 2025 (the “Amended Credit Agreement”), modifying the interest terms of the Term B Loans. The Amended Credit Agreement reduced the applicable interest margin from 3.00% to 2.00%. At the time of the Amended Credit Agreement, the nominal value on the Term B Loans was $1,950 million, which represented the initial nominal value less life to date principal repayments. Subsequent to the Amended Credit Agreement, the nominal value was $1,900 million. All other terms of the Amended Credit Agreement remain materially consistent with the Credit Agreement. The amendment did not result in derecognition of the financial liability. A modification adjustment of $23 million was made to the carrying amount of the Term B Loans, with the corresponding gain recognized in other finance income. Other adjustments during the period pertain to capitalized deferred financing fees.
The Term A Loans are subject to financial covenants. As of June 30, 2026, Genmab was in compliance with these covenants.
Refer to Note 4.8 in the Annual Report for further details.